SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report April 5, 2006
(date of earliest event reported)

GREENWICH CAPITAL ACCEPTANCE (as depositor under the Pooling and Servicing Agreement, relating to the DSLA Mortgage Loan Trust 2006-AR1

Mortgage Loan Pass-Through Certificates, Series 2006-AR1)

DSLA MORTGAGE LOAN TRUST 2006-AR1
(Exact name of Issuing Entity as specified in its charter) GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of Depositor as specified in its charter) GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
(Exact name of Sponsor as specified in its charter) GREENWICH CAPITAL ACCEPTANCE, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-127352	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 Steamboat Road Greenwich, CT
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Financial Guaranty Insurance Policy.

Item 9.01.  Financial Statements and Exhibits.

  Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Financial Guaranty Insurance Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE,     INC.

By: /s/Shakti Radhakishun

Name:

Shakti Radhakishun

Title:

Senior Vice President

Dated: April 5, 2006

Exhibit Index

Exhibit

99.1	Financial Guaranty Insurance Policy

Exhibit 99.1